UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________________________________________________________

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
April 30, 2026
Date of Report (Date of earliest event reported)
______________________________________________________________________________________________________

FIRST INDUSTRIAL REALTY TRUST, INC.
FIRST INDUSTRIAL, L.P.
(Exact name of registrant as specified in its charter)
 _____________________________________________________________________________________________________

First Industrial Realty Trust, Inc.	Maryland	1-13102	36-3935116
First Industrial, L.P.	Delaware	333-21873	36-3924586
	(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One North Wacker Drive, Suite 4200
Chicago, Illinois 60606
(Address of principal executive offices, zip code)

(312) 344-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2026 Annual Meeting was held on April 30, 2026. As of the record date for the meeting, March 23, 2026, there were 132,570,424 shares of common stock outstanding and entitled to vote. At the meeting, a total of 122,624,768 shares of common stock were represented in person or by proxy, constituting a quorum. The final results of voting on each proposal submitted to stockholders are as follows:
a.Each of the nominees to serve on the Board of Directors were elected to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The voting results for each nominee were as follows:

NOMINEE	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter E. Baccile	116,224,131	2,507,531	57,936	3,835,170
Teresa B. Bazemore	116,259,010	2,472,756	57,836	3,835,166
Matthew S. Dominski	112,930,693	5,801,517	57,389	3,835,169
H. Patrick Hackett, Jr.	111,033,941	7,698,801	56,857	3,835,169
Denise A. Olsen	116,103,504	1,864,998	821,098	3,835,168
Marcus L. Smith	114,852,280	3,887,636	49,686	3,835,166

b.Stockholders approved, on an advisory (non-binding) basis, the compensation of the Company's named executive officers as disclosed in the proxy statement for the Annual Meeting. The Company's stockholders voted to approve this proposal with the following:

Votes For	Votes Against	Abstentions	Broker Non-Votes
112,293,277	5,807,450	688,864	3,835,177
c.Stockholders approved the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The Company’s stockholders voted to approve this proposal with the following:

Votes For	Votes Against	Abstentions	Broker Non-Votes
117,459,600	5,102,196	62,972	0

Item 7.01. Regulation FD Disclosure.
On April 30, 2026, the Company issued a press release with respect to our final vote count following the Company's 2026 Annual Meeting of Stockholders. A copy of the press release is furnished herewith as Exhibit 99.1.
The information furnished in this report under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.
    (d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	First Industrial Realty Trust, Inc. Press Release dated April 30, 2026 (furnished pursuant to Item 7.01)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

Date: April 30, 2026

FIRST INDUSTRIAL, L.P.

By:	FIRST INDUSTRIAL REALTY TRUST, INC.
its general partner

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

Date: April 30, 2026